Goodwill	12 Months Ended
Jun. 30, 2022
Goodwill [Abstract]
Goodwill
Note 16.  Goodwill

	Consolidated
	30 June 2022	30 June 2021 (restated*)
	US$’000	US$’000

Non-current assets
Goodwill – at cost	634	659

Reconciliations of the goodwill balance at the beginning and end of the current and previous financial year is set out below:
Consolidated	Goodwill US$’000

Balance as at 1 July 2020	568
Exchange differences	91

Balance as at 30 June 2021	659
Exchange differences	(25)

Balance as at 30 June 2022	634

The Group operates as a single cash generating unit. To determine if goodwill is impaired, the carrying value of the identified CGU to which the goodwill is allocated is compared to its recoverable amount.

The recoverable amount of the CGU is based on ‘value in use’ calculations, determined by discounting the future cash flows to be generated from continuing the use of the CGU. Cash flow projections have been based on management’s best estimates covering a three-year period. Cashflows beyond this three-year period are extrapolated using a growth rate of 2.5%. The growth rate does not exceed the long-term average growth rate for the business. The Group has applied post-tax discount rates to discount the forecast future attributable post-tax cash flows. The equivalent pre-tax discount rate used to present value the cash flow projections was 23.5%.
Management determined that the Group’s carrying value was supported by its recoverable amount and no impairment exists at the reporting date. In forecasting cash flows over the three-year period, management has assumed bitcoin price and global hashrate based on historic data, completion of key construction sites within the Group, increasing the expected operating hashrate to 6.0 EH/s before the end of the fiscal year 2023 and electricity costs remain within the current regulated levels in British Columbia, Canada and at forecasted external market pricing in unregulated markets.